NL Industries, Inc.                               Contact:   Gregory M. Swalwell
Three Lincoln Centre                           Vice President, Finance and Chief
5430 LBJ Freeway, Suite 1700                                   Financial Officer
Dallas, TX  75240-2697                                            (972) 233-1700
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News Release
--------------------------------------------------------------------------------

FOR IMMEDIATE RELEASE


                      NL REPORTS THIRD QUARTER RESULTS AND
                DELAY IN FILING ITS QUARTERLY REPORT ON FORM 10-Q

DALLAS, TEXAS...November 14, 2005...NL Industries, Inc. (NYSE:NL) today reported net income of $8.9 million, or $.18 per diluted share, in the third quarter of 2005. For the first nine months of 2005, the Company reported net income of $34.5 million, or $.71 per diluted share.

As disclosed in the Company's Current Report on Form 8-K dated November 14, 2005 and filed with the Securities and Exchange Commission, the Company will file an Annual Report on Form 10-K/A for the year ended December 31, 2004, and Quarterly Reports on Form 10-Q/A for the quarters ended March 31, 2005 and June 30, 2005, to restate its consolidated financial statements for the matters more fully described in such Form 8-K. As noted in such Form 8-K, in connection with the preparation of the Company's consolidated financial statements for the quarter ended September 30, 2005, the Company concluded that certain misstatements had been reported in certain of its previously-issued consolidated financial statements. Such misstatements relate to the provision for income taxes, related deferred income tax balances and other comprehensive income. Also as noted in such Form 8-K, the Company is still in the process of evaluating these misstatements. However, based on the information currently available to the Company, the Company believes that, among other things, certain previously-recognized provisions for income taxes recognized as a direct reduction to the Company's stockholders' equity (retained earnings and additional paid-in capital) may instead be included in the determination of the Company's consolidated net income for the affected periods, and the aggregate effect of the restatements are not expected to impact previously-reported cash flows from operating activities. As a result of the time involved in addressing the matters described in such Form 8-K, the Company will be delayed in filing its Quarterly Report on Form 10-Q for the quarter ended September 30, 2005, which Quarterly Report would otherwise be required to be filed today. While the Company currently believes the financial information contained in this release will be consistent with the Company's consolidated financial statements that will be contained in its Quarterly Report when filed, the financial information contained in this release is, however, subject to future correction and revision and could differ from the Company's consolidated financial statements that will be contained in its Quarterly Report when filed.

The statements in this release relating to matters that are not historical facts are forward-looking statements that represent management's beliefs and assumptions based on currently available information. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it cannot give any assurances that these expectations will prove to be correct. Such statements by their nature involve substantial risks and uncertainties that could significantly impact expected results, and actual future results could differ materially from those described in such forward-looking statements. While it is not possible to identify all factors, the Company continues to face many risks and uncertainties. The factors that could cause actual future results to differ materially include, but are not limited to, the following:

o    Future supply and demand for the Company's products,
o The extent of the dependence of certain of the Company's businesses on certain market sectors,
o    The cyclicality of certain of the Company's businesses,
o    Customer inventory levels,
o    Changes in raw material and other operating costs,
o    The possibility of labor disruptions,
o    General global economic and political conditions,
o    Demand for office furniture,
o    Competitive   products  and  substitute   products,   including   increased
     competition from low-cost manufacturing sources,
o    Customer and competitor strategies,
o    The impact of pricing and production decisions,
o    Competitive technology positions,
o    The introduction of trade barriers,
o    Service industry employment levels,
o    Fluctuations in currency exchange rates,
o    Operating interruptions,
o    The timing and amounts of insurance recoveries,
o    The ability of the Company to renew or refinance credit facilities,
o The ultimate outcome of income tax audits, tax settlement initiatives or other tax matters,
o    Potential difficulties in integrating completed or future acquisitions,
o Decisions to sell operating assets other than in the ordinary course of business,
o    Uncertainties associated with new product development,
o The ultimate ability to utilize income tax attributes, the benefit of which has been recognized under the "more-likely-than-not" recognition criteria,
o    Environmental matters,
o    Government laws and regulations and possible changes therein,
o    Completion   of   the   Company's    evaluation   of    misstatements    to
     previously-issued financial statements,
o    The ultimate resolution of pending litigation, and
o    Possible future litigation.

Should one or more of these risks materialize (or the consequences of such a development worsen), or should the underlying assumptions prove incorrect, actual results could differ materially from those forecasted or expected. The Company disclaims any intention or obligation to update or revise any forward-looking statement whether as a result of changes in information, future events or otherwise.

NL Industries, Inc. is engaged in the component products (precision ball bearing slides, security products and ergonomic computer support systems), chemicals (titanium dioxide pigments) and other businesses.




                               NL INDUSTRIES, INC.
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                    (In millions, except earnings per share)
                                   (Unaudited)


                                                       Three months ended      Nine months ended
                                                       September 30, 2005      September 30, 2005
                                                       ------------------      -----------------

Net sales - component products                              $ 47.1                  $ 139.7
                                                            ======                  =======

Segment profit - component products                         $  4.9                  $  13.8

General corporate items:
   Interest and dividend income from affiliates                 .6                      1.9
   Other interest income                                        .8                      2.4
   Securities transactions, net                                (.1)                    14.6
   Insurance recoveries                                        1.2                      2.4
   Other income                                                 -                        .3
   General corporate expenses, net                            (3.8)                   (13.9)
   Interest expense                                            (.1)                     (.3)
                                                            ------                  -------

                                                               3.5                     21.2
Equity in earnings of Kronos Worldwide, Inc.                   2.8                     22.4
                                                            ------                  -------

     Income from continuing operations before
      income taxes and minority interest                       6.3                     43.6

Provision for income tax (benefit)                             (.7)                     9.2
Minority interest in after-tax earnings (losses)              (1.9)                     (.4)
                                                            ------                  -------

     Income from continuing operations                         8.9                     34.8

Discontinued operations
                                                                -                       (.3)
                                                            ------                  -------

     Net income                                             $  8.9                  $  34.5
                                                            ======                  =======

 Earnings per share:
    Basic net income per share                              $  .18                  $   .71
                                                            ======                  =======
   Diluted net income per share                             $  .18                  $   .71
                                                            ======                  =======

Weighted-average shares used in the
  calculation of earnings per share:
   Basic shares                                               48.6                     48.5
   Dilutive impact of stock options
                                                                -                        .1
                                                            ------                  -------
   Diluted shares                                             48.6                     48.6
                                                            ======                  =======